UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04616)

Exact name of registrant as specified in charter: Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2008

Date of reporting period: December 1, 2007— November 30, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Advantage Fund

FUND SYMBOL (CLASS A SHARES): PHYIX

11|30|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Yield
Advantage Fund

11 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	43
About the Trustees	44
Officers	47

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments last July. He also serves as a Trustee. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s potential upside or downside before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, we believe the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the fund’s benchmark, the JPMorgan Developed High Yield Index, was 12/31/94, which post-dates the 3/25/86 inception date of the fund’s class A shares.

“We believe much of the bad news may already
be priced into high-yield bonds, and the
current yield spread environment provides
excellent security selection opportunities
across a wide range of market sectors.”

Paul Scanlon, Portfolio Manager, Putnam High Yield Advantage Fund

Credit qualities shown as a percentage of portfolio value as of 11/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager

Paul Scanlon

How did the fund perform during the period, Paul?

Against the backdrop of an extremely difficult market environment, the fund declined 27.33% in absolute terms during the 12-month period. However, this result outperformed the fund’s benchmark, the JPMorgan Developed High Yield Index, which fell 30.19%. The fund also beat the –29.29% average registered by its Lipper peer group, High Current Yield Funds.

What factors made the market environment so challenging during the period?

The effects of the liquidity crisis that grew out of the sub-prime mortgage meltdown were felt throughout the period. Reflecting investor risk aversion, the yield spread between high-yield corporate bonds and U.S. Treasuries ballooned to unprecedented levels, as investors demanded increasingly higher premiums for assuming any type of credit risk.

The default rate began the period at historically low levels but rose during the period due in part to several high-profile defaults in the financials sector. However, the default rate remained surprisingly low at the end of the period.

Not surprisingly, in November, it was announced that the United States had been in a recession since December 2007. Because we monitor corporate business fundamentals very closely, we had seen the signs of economic deceleration for many months.

Taken together, these factors created a sustained environment of uncertainty and overall risk aversion in the corporate credit markets. As a result, the high-yield bond market remained volatile throughout the period.

Despite this difficult backdrop, the fund outperformed its benchmark and peer group. To what do you attribute this favorable relative performance?

Overall, the fund was well positioned to weather this difficult period. Given pervasive marketplace uncertainty, we took a defensive approach with the portfolio by focusing on higher-quality high-yield bonds — those rated Ba or B —and reducing the fund’s exposure to lower-rated bonds. In addition, we sought to invest in companies that we believed had resilient cash flows and offered good visibility into their capital structures and competitive positions. The fund also

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

benefited from strong security selection within particular industries and among specific issuers.

Which sector weightings and specific investments helped the fund’s relative performance the most?

Compared to the benchmark, the fund maintained underweight positions in the financials sector and in the gaming and food industries. This positioning, plus our security selection within these industries, was the primary driver of the fund’s outperformance. Specifically, within financials, the fund had an underweight position in real estate finance company Residential Capital [ResCap]. The firm had underwritten a substantial number of subprime mortgage loans, which caused its bonds to decline precipitously. At the same time, however, the fund purchased some of ResCap’s distressed senior loans at a discount to par value. These loans were later refinanced by the company at par value, which resulted in a substantial gain for the fund. We had sold all of the fund’s ResCap bond and loan positions by the end of the period.

Within gaming, the fund held a lower-than-benchmark position in Harrah’s. Harrah’s bonds had been issued as part of a leveraged buyout of the company. However, the securities came under pressure during the second half of the period as investors became increasingly concerned that a slowing economy would curtail demand for the company’s gaming and hotel operations.

In the food industry, we avoided poultry processor Pilgrim’s Pride, which filed for bankruptcy during the period. Similarly, we held an underweight position in Tyson Foods, which aided results as the company’s bonds declined in value.

Lastly, an overweight position in satellite provider Intelsat Bermuda also helped the fund’s performance.

Which holdings or sector weightings detracted from results?

The fund’s greater-than-benchmark weighting in the media sector was the primary detractor. In particular, our investment in cable provider Charter Communications dampened results. The company’s capital structure is heavily leveraged and for that reason, its bonds carry low credit ratings. Consequently, in an environment in which investors were moving away from riskier securities, Charter’s bonds weakened along with lower-quality securities generally. Bonds issued by diversified media company Vertis also performed poorly when its proposed acquisition of a competitor, American Color Graphics, was called off, and the company subsequently filed for bankruptcy.

Security selection in the consumer staples sector also held back results. Most notably, bonds issued by Spectrum Brands — a diversified consumer products company that provides consumer batteries, lawn- and

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUPON (%) AND MATURITY DATE	SECTOR/INDUSTRY

NRG Energy, Inc. (1.1%)	7.375%, 2016	Utilities and power/Power producers
HCA, Inc. (0.9%)	9.25%, 2016	Health care/Health care
Energy Future Holdings Corp. (0.8%)	5.56%, 2014	Utilities and power/Electric utilities
SunGard Data Systems, Inc. (0.8%)	9.125%, 2013	Technology/Computers
Intelsat Bermuda, Ltd. (Bermuda) (0.7%)	11.25%, 2016	Communication services/Telecommunications
Peabody Energy Corp. (0.7%)	7.375%, 2016	Energy/Coal
Community Health Systems, Inc. (0.7%)	8.875%, 2015	Health care/Health care
Arch Western Finance, LLC (0.7%)	6.75%, 2013	Energy/Coal
Legrand SA (France) (0.6%)	8.5%, 2025	Capital goods/Manufacturing
DirecTV Holdings, LLC (0.6%)	6.375%, 2015	Consumer cyclicals/Broadcasting

garden-care products, specialty pet supplies, and other products — underperformed.

Other holdings that subtracted from returns included Canadian oil and gas company Compton Petroleum, and building products manufacturer NTK Holdings.

Paul, what is your outlook for the economy and the fund in the coming months?

The backdrop for the high-yield market remains mixed. Based on our three-pronged framework of fundamentals, valuation, and market “technicals” (that is, the balance of supply and demand), our current view is that the fundamental outlook is negative, valuations are attractive, and market technicals have improved.

Looking first at fundamentals, the scope and depth of the credit crisis that has weighed heavily on financial markets throughout this period is unprecedented in market history. The economic damage from this crisis has been vast, and it is possible that the current recession will be severe, with major implications not only for corporate profits, but also for default rates on corporate bonds and bank loans. Consequently, while the default rate in the high-yield market remained below its historical average at period’s end, we expect that it will rise significantly in 2009 and 2010.

That said, we believe much of the bad news may already be priced into high-yield bonds. High-yield bond spreads over Treasuries — or the risk premium for investing in high-yield securities — are so wide that the fund is being well compensated even after allowing for rising defaults in the marketplace. Moreover, we believe the current spread environment provides excellent security selection opportunities across a wide range of market sectors.

Lastly, market technicals have improved as the supply overhang that had weighed on the market — much of which was to finance leveraged buyouts — has been largely worked through.

All told, we believe the high-yield market has entered a phase in which strong fundamental research skills are critical for success. Therefore, we will continue to apply our rigorous analytical process to identify issuers that we believe are positioned to weather the current period of economic weakness better than others.

Thank you, Paul, for your time and insights today.

I N   T H E   N E W S

The National Bureau of Economic Research (NBER) announced recently that it had determined that U.S. economic activity peaked in December 2007. The peak marks the end of the expansion that began in November 2001 and the beginning of a recession. The NBER defines recession as a significant decline in economic activity that is spread across the economy and lasts more than a few months. The indicators of this decline are seen in data tracking income, employment levels, industrial production, and sales. Compared with expansions, most recessions are brief. On average, the seven recessions since 1960 have lasted 11 months, while expansions have lasted 64 months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	5.86%	5.67%	4.96%	4.96%	5.06%	5.06%	5.57%	5.41%	5.60%	6.02%

10 years	20.14	15.31	10.84	10.84	11.19	11.19	17.65	13.82	17.22	24.36
Annual average	1.85	1.43	1.03	1.03	1.07	1.07	1.64	1.30	1.60	2.20

5 years	–0.86	–4.91	–4.53	–5.90	–4.75	–4.75	–2.10	–5.32	–2.06	0.33
Annual average	–0.17	–1.00	–0.92	–1.21	–0.97	–0.97	–0.42	–1.09	–0.42	0.07

3 years	–15.16	–18.57	–17.04	–19.08	–17.19	–17.19	–15.86	–18.58	–15.74	–14.53
Annual average	–5.33	–6.62	–6.04	–6.81	–6.09	–6.09	–5.59	–6.62	–5.55	–5.10

1 year	–27.33	–30.21	–27.84	–31.18	–27.87	–28.54	–27.50	–29.82	–27.46	–27.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,084 and $11,119, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,382 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,722 and $12,436, respectively.

Comparative index returns For periods ended 11/30/08

		Lipper High Current Yield Funds
	JPMorgan Developed High Yield Index	category average*

Annual average (life of fund)	—†	5.09%

10 years	19.57%	9.47
Annual average	1.80	0.64

5 years	–6.64	–9.35
Annual average	–1.36	–2.21

3 years	–19.49	–20.34
Annual average	–6.97	–7.60

1 year	–30.19	–29.29

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/08, there were 465, 396, 336, 189, and 28 funds, respectively, in this Lipper category.

† This index began operations on 12/31/94.

Fund price and distribution information For the 12-month period ended 11/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.452		$0.407	$0.408	$0.440		$0.443	$0.464

Capital gains	—		—	—	—		—	—

Total	$0.452		$0.407	$0.408	$0.440		$0.443	$0.464

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/07	$6.05	$6.30*	$5.96	$5.95	$6.05	$6.25	$6.05	$6.19

11/30/08	4.05	4.22	3.99	3.98	4.05	4.19	4.05	4.15

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	10.37%	9.95%	9.62%	9.95%	10.07%	9.74%	10.07%	10.41%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	14.33	14.20	14.20	N/A	14.41	14.69	15.20

Current 30-day SEC yield [3]
(without expense limitation)	N/A	14.28	14.15	14.16	N/A	14.36	14.65	15.15

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.04%	5.85%	5.13%	5.13%	5.24%	5.24%	5.74%	5.59%	5.77%	6.19%

10 years	26.83	21.77	16.98	16.98	17.44	17.44	24.20	20.23	23.81	31.19
Annual average	2.41	1.99	1.58	1.58	1.62	1.62	2.19	1.86	2.16	2.75

5 years	0.97	–3.08	–2.79	–4.18	–2.79	–2.79	–0.30	–3.52	–0.26	2.12
Annual average	0.19	–0.62	–0.56	–0.85	–0.56	–0.56	–0.06	–0.71	–0.05	0.42

3 years	–12.13	–15.66	–14.37	–16.45	–14.20	–14.20	–13.00	–15.81	–12.74	–11.70
Annual average	–4.22	–5.52	–5.04	–5.81	–4.98	–4.98	–4.54	–5.58	–4.44	–4.06

1 year	–24.22	–27.26	–24.88	–28.35	–24.72	–25.42	–24.41	–26.85	–24.49	–24.17

Fund’s annual operating expenses For the fiscal year ended 11/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.09%	1.84%	1.84%	1.34%	1.34%	0.84%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from June 1, 2008, to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.76	$7.96	$7.96	$5.82	$5.82	$3.69

Ending value (after expenses)	$715.10	$711.50	$710.90	$713.00	$713.20	$714.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2008, use the following calculation method. To find the value of your investment on June 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.60	$9.37	$9.37	$6.86	$6.86	$4.34

Ending value (after expenses)	$1,019.45	$1,015.70	$1,015.70	$1,018.20	$1,018.20	$1,020.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Average annualized expense ratio for Lipper peer group†	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam High Yield Advantage Fund	34%	48%	46%	33%	53%

Lipper High Current Yield Funds category average	83%	83%	83%	73%	95%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 11/30/08.

Your fund’s risk

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on — measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund’s Portfolio Managers are Norman Boucher, Robert Salvin, and Paul Scanlon.

Trustee and Putnam employee fund ownership

As of November 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$168,000	$30,000,000

Putnam employees	$1,844,000	$342,000,000

Other Putnam funds managed by the Portfolio Managers

Norman Boucher is also a Portfolio Manager of Putnam High Yield Trust and Putnam Floating Rate Income Fund.

Robert Salvin is also a Portfolio Manager of Putnam Convertible Income-Growth Trust, Putnam Floating Rate Income Fund, Putnam High Yield Trust, and Putnam High Income Securities Fund.

Paul Scanlon is also a Portfolio Manager of Putnam Diversified Income Trust, Putnam High Yield Trust, Putnam Floating Rate Income Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher, Robert Salvin, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2008, and November 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2008. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 79th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	11th

Three-year period	8th

Five-year period	15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 455, 388, and 334 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 44%, 15%, and 24%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 202nd out of 466, 49th out of 334, and 47th out of 201 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the “fund”), including the fund’s portfolio, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 13, 2009

The fund’s portfolio 11/30/08

CORPORATE BONDS	Principal
AND NOTES (77.4%)*	amount	Value

Advertising and marketing services (0.4%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013	$1,885,000	$1,493,863

Lamar Media Corp. sr. unsec.
sub. notes Ser. C, 6 5/8s, 2015	565,000	409,625

		1,903,488
Automotive (1.9%)
Allison Transmission 144A company
guaranty 11s, 2015	1,735,000	850,150

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) †	2,135,000	214

Ford Motor Credit Co., LLC
notes 7 7/8s, 2010	3,200,000	1,631,155

Ford Motor Credit Co., LLC
notes 7.8s, 2012	405,000	174,680

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	3,035,000	1,456,800

Ford Motor Credit Co., LLC
sr. unsec. notes 9 3/4s, 2010	1,530,000	795,600

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	1,345,000	821,207

General Motors Corp. sr. unsec.
unsub. notes 7.2s, 2011	3,925,000	1,059,750

Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	1,475,000	545,750

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	105,000	67,200

Tenneco, Inc. sr. unsec.
notes company guaranty 8 1/8s, 2015	1,170,000	503,100

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017	1,995,000	917,700

UCI Holdco, Inc. sr. unsec.
notes FRN 10.319s, 2013 ‡‡	1,227,986	392,956

		9,216,262
Basic materials (6.9%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018	2,010,000	1,608,000

AK Steel Corp. company
guaranty 7 3/4s, 2012	2,525,000	1,773,813

Aleris International, Inc. company
guaranty 10s, 2016	1,090,000	114,450

Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	1,905,000	114,300

Builders FirstSource, Inc. company
guaranty sr. sec. notes FRN
6.399s, 2012	1,675,000	653,250

Century Aluminum Co. company
guaranty 7 1/2s, 2014	1,810,000	1,040,750

Clondalkin Acquisition BV 144A
company guaranty sr. sec. notes
FRN 4.819s, 2013 (Netherlands)	1,165,000	699,000

Domtar Corp. company
guaranty Ser. *, 7 7/8s, 2011 (Canada)	285,000	232,275

Freeport-McMoRan Copper &
Gold, Inc. sr. sec. notes 6 7/8s, 2014	640,000	500,800

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	3,430,000	2,366,700

Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	2,030,000	1,471,750

CORPORATE BONDS		Principal
AND NOTES (77.4%)* cont.		amount	Value

Basic materials cont.
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
7.084s, 2015		$715,000	$442,923

Georgia-Pacific Corp.
debs. 9 1/2s, 2011		1,900,000	1,662,500

Georgia-Pacific Corp. 144A company
guaranty 7 1/8s, 2017		140,000	102,900

Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		2,007,000	1,866,510

Hercules, Inc. company
guaranty 6 3/4s, 2029		1,630,000	1,703,350

Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		875,000	455,000

Huntsman International, LLC
company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		1,650,000	1,089,000

Huntsman, LLC company
guaranty sr. unsub. notes 11 5/8s, 2010		3,000	2,850

International Paper Co.
bonds 7.4s, 2014		1,345,000	1,086,633

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		540,000	151,200

Metals USA, Inc. sec.
notes 11 1/8s, 2015		1,855,000	1,140,825

Momentive Performance
Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		3,860,000	1,495,750

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		2,235,000	1,922,100

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		670,000	569,500

NewPage Corp. company
guaranty 10s, 2012		2,115,000	1,142,100

NewPage Holding Corp.
sr. notes FRN 10.265s, 2013 ‡‡		595,084	208,279

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011
(Canada)		1,670,000	943,550

Novelis, Inc. company
guaranty 7 1/4s, 2015		2,860,000	1,658,800

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	1,130,000	976,329

Smurfit-Stone Container
Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$350,000	92,750

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		310,000	229,400

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		2,900,000	1,783,500

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		1,085,000	661,850

Stone Container Corp.
sr. notes 8 3/8s, 2012		1,960,000	548,800

Tube City IMS Corp. company
guaranty 9 3/4s, 2015		1,530,000	765,000

Verso Paper Holdings, LLC/ Verso
Paper, Inc. company
guaranty 11 3/8s, 2016		855,000	316,350

			33,592,837

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Broadcasting (1.6%)
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	$1,575,000	$960,750

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	285,000	42,750

DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	3,815,000	3,099,688

DirecTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	505,000	430,513

Echostar DBS Corp. company
guaranty 7 1/8s, 2016	125,000	88,750

Echostar DBS Corp. company
guaranty 6 5/8s, 2014	235,000	168,025

Echostar DBS Corp.
sr. notes 6 3/8s, 2011	3,010,000	2,558,500

Sirius Satellite Radio, Inc.
sr. unsec. notes 9 5/8s, 2013	2,060,000	504,700

Univision Communications, Inc.
144A company guaranty unsec.
notes 9 3/4s, 2015 ‡‡	1,460,000	186,150

Young Broadcasting, Inc. company
guaranty 10s, 2011	1,142,000	17,130

Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	395,000	5,431

		8,062,387
Building materials (0.9%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	2,330,000	1,992,150

NTK Holdings, Inc. sr. disc.
notes stepped-coupon zero %
(10 3/4s, 9/1/09), 2014 ††	1,765,000	405,950

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	715,000	543,400

Texas Industries, Inc. 144A
company guaranty sr. unsec.
notes 7 1/4s, 2013	360,000	273,600

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sec.
notes 10s, 2013	345,000	241,500

THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	3,495,000	1,065,975

		4,522,575
Cable television (2.1%)
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	710,000	507,650

Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	1,110,000	910,200

CCH I Holdings, LLC company
guaranty 12 1/8s, 2015	25,000	3,375

CCH I, LLC sec. notes 11s, 2015	5,684,000	1,506,260

CCH II, LLC sr. unsec.
notes 10 1/4s, 2010	1,160,000	588,700

CCH II, LLC sr. unsec.
notes Ser. B, 10 1/4s, 2010	4,920,000	2,337,000

CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	2,145,000	1,796,438

Mediacom LLC/Mediacom
Capital Corp. sr. unsec.
notes 9 1/2s, 2013	568,000	465,760

CORPORATE BONDS		Principal

AND NOTES (77.4%)* cont.		amount	Value
Cable television cont.
NTL Cable PLC sr. notes 9 1/8s,
2016 (United Kingdom)		$930,000	$655,650

Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012		1,730,000	1,522,400

			10,293,433
Capital goods (5.8%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		2,810,000	2,402,550

Baldor Electric Co. company
guaranty 8 5/8s, 2017		520,000	384,800

BBC Holding Corp.
sr. notes 8 7/8s, 2014		1,450,000	768,500

Berry Plastics Corp. company
guaranty sr. sec. notes FRN
9.503s, 2015		1,745,000	1,291,300

Blount, Inc.
sr. sub. notes 8 7/8s, 2012		780,000	699,075

Bombardier, Inc. 144A sr. unsec.
notes FRN 7.37s, 2013 (Canada)	EUR	700,000	679,615

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$1,105,000	1,022,125

General Cable Corp. company
guaranty sr. unsec. notes FRN
6.258s, 2015		1,900,000	1,083,000

Hawker Beechcraft
Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		1,975,000	641,875

Hawker Beechcraft
Acquisition Co., LLC sr. unsec.
notes 8 1/2s, 2015		200,000	94,000

Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		2,295,000	1,744,200

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		2,985,000	2,477,550

L-3 Communications Corp. company
guaranty sr. unsec.
sub. notes 6 1/8s, 2014		1,550,000	1,302,000

L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		575,000	465,750

Legrand SA unsec. unsub. debs.
8 1/2s, 2025 (France)		3,185,000	3,115,223

Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	485,000	443,694

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		$2,510,000	1,757,000

Ryerson Tull, Inc. 144A sec.
notes 12 1/4s, 2015		1,635,000	1,013,700

Sequa Corp. 144A company
guaranty sr. unsec.
notes 11 3/4s, 2015		485,000	213,400

TD Funding Corp. company
guaranty 7 3/4s, 2014		1,780,000	1,352,800

Terex Corp. company
guaranty 7 3/8s, 2014		2,645,000	2,089,550

Titan International, Inc. company
guaranty 8s, 2012		2,880,000	2,246,400

WCA Waste Corp. company
guaranty 9 1/4s, 2014		1,230,000	984,000

			28,272,107

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Coal (1.4%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	$4,165,000	$3,352,825

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	4,020,000	3,457,200

		6,810,025
Commercial and consumer services (0.4%)
Aramark Corp. company
guaranty 8 1/2s, 2015	2,430,000	2,016,900

		2,016,900
Conglomerates (0.3%)
SPX Corp. sr. notes 7 5/8s, 2014	1,510,000	1,230,650

		1,230,650
Consumer (0.7%)
Jostens IH Corp. company
guaranty 7 5/8s, 2012	2,625,000	2,100,000

Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	2,680,000	1,246,200

		3,346,200
Consumer staples (3.4%)
Archibald Candy Corp. company
guaranty 10s,
2009 (In default) F †	424,297	6,552

Buffets, Inc. company
guaranty 12 1/2s,
2014 (In default)	660,000	1,631

Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	2,060,000	1,400,800

Chiquita Brands
International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015	290,000	205,900

Church & Dwight Co., Inc. company
guaranty 6s, 2012	940,000	867,150

Constellation Brands, Inc. company
guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	1,570,000	1,303,100

Dean Foods Co. company
guaranty 7s, 2016	1,385,000	1,076,838

Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	2,625,000	2,375,625

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	1,945,000	1,322,600

Jarden Corp. company
guaranty 7 1/2s, 2017	3,185,000	2,070,250

OSI Restaurant Partners, Inc.
company guaranty 10s, 2015	720,000	144,000

Pinnacle Foods Finance LLC
sr. notes 9 1/4s, 2015	160,000	105,600

Pinnacle Foods Finance LLC
sr. sub. notes 10 5/8s, 2017	885,000	495,600

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	2,488,000	2,270,300

Rite Aid Corp. company
guaranty 9 1/2s, 2017	1,885,000	556,075

Rite Aid Corp. sec. notes 7 1/2s, 2017	180,000	102,600

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	1,990,000	398,000

Spectrum Brands, Inc. sr. unsec.
sub. notes company
guaranty stepped-coupon 11s
(12.5s, 4/2/09), 2013 †† ‡‡	1,370,000	369,900

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Consumer staples cont.
Tyson Foods, Inc. sr. unsec.
notes 8 1/4s, 2011	$935,000	$778,480

United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	1,420,000	994,000

		16,845,001
Energy (0.6%)
Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	3,720,000	2,706,300

		2,706,300
Energy (oil field) (2.0%)
Complete Production Services, Inc.
company guaranty 8s, 2016	2,875,000	1,811,250

Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	285,000	219,450

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	3,040,000	1,596,000

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	955,000	637,463

Key Energy Services, Inc. company
guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	1,405,000	979,988

Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,455,000	1,062,150

Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	1,188,775	1,225,688

Pride International, Inc.
sr. unsec. notes 7 3/8s, 2014	1,250,000	1,065,625

Stallion Oilfield
Services/Stallion Oilfield
Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	3,095,000	1,152,888

		9,750,502
Entertainment (1.0%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	1,061,000	753,310

Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	1,475,000	376,125

Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	965,000	236,425

Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	775,000	635,500

Hertz Corp. company
guaranty 8 7/8s, 2014	1,940,000	1,001,525

Marquee Holdings, Inc. sr. disc.
notes 12s, 2014	1,840,000	1,039,600

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	245,000	112,700

Universal City Florida Holding Co.
sr. unsec. notes FRN 7.943s, 2010	1,110,000	510,600

		4,665,785
Financials (2.4%)
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	2,455,000	1,436,175

GMAC, LLC sr. unsec.
unsub. notes 7 3/4s, 2010	3,006,000	1,593,998

GMAC, LLC sr. unsec.
unsub. notes 7s, 2012	605,000	211,750

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2012	5,980,000	2,093,413

23

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Financials cont.
GMAC, LLC sr. unsec.
unsub. notes 6 3/4s, 2014	$2,530,000	$822,065

GMAC, LLC sr. unsec.
unsub. notes 6 5/8s, 2012	1,600,000	560,000

GMAC, LLC sr. unsec.
unsub. notes FRN 5.011s, 2014	255,000	68,850

HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015	555,000	305,250

HUB International Holdings, Inc.
144A sr. unsec. unsub. notes 9s, 2014	320,000	211,600

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	1,985,000	1,667,400

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	510,000	442,425

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	1,460,000	1,208,150

Liberty Mutual Group 144A company
guaranty FRB 10 3/4s, 2058	815,000	416,298

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	1,195,000	365,969

Rouse Co., LP (The) / TRC Property
Holdings, Inc. 144A sr. unsec.
unsub. notes 6 3/4s, 2013 R	180,000	39,600

USI Holdings Corp. 144A sr. unsec.
notes FRN 6.024s, 2014	330,000	135,713

		11,578,656
Gaming and lottery (2.4%)
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	1,250,000	706,250

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	1,020,000	612,000

Harrah’s Operating Co., Inc. 144A
company guaranty sr. notes 10 3/4s, 2016	5,145,000	1,144,763

Isle of Capri Casinos, Inc.
company guaranty 7s, 2014	25,000	10,625

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	1,995,000	758,100

MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	745,000	422,788

MGM Mirage, Inc. company
guaranty 6s, 2009	3,440,000	2,786,400

Pinnacle Entertainment, Inc.
company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	1,690,000	929,500

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	2,037,000	1,487,010

Station Casinos, Inc.
sr. notes 6s, 2012	1,600,000	496,000

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	3,905,000	566,225

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	2,620,000	1,853,650

		11,773,311
Health care (9.1%)
Biomet, Inc. company
guaranty sr. unsec. bond 10s, 2017	1,915,000	1,723,500

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	4,275,000	3,430,688

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Health care cont.
DaVita, Inc. company
guaranty 6 5/8s, 2013	$2,025,000	$1,792,125

Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	2,975,000	1,695,750

HCA, Inc. company guaranty
sr. sec. notes 9 5/8s, 2016 ‡‡	1,325,000	954,000

HCA, Inc. sr. sec. notes 9 1/4s, 2016	5,145,000	4,180,313

HCA, Inc. sr. sec. notes 9 1/8s, 2014	3,525,000	2,864,063

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	930,000	799,800

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	2,585,000	1,544,538

IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	660,000	501,600

Omnicare, Inc. company
guaranty 6 3/4s, 2013	185,000	154,475

Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	514,000	411,200

Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	2,030,000	1,471,750

Select Medical Corp. company
guaranty 7 5/8s, 2015	3,210,000	1,893,900

Service Corporation International
debs. 7 7/8s, 2013	1,185,000	1,090,200

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	2,005,000	1,513,775

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	2,790,000	2,287,800

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	1,325,000	1,099,750

Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	1,540,000	816,200

Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	1,290,000	774,000

Tenet Healthcare Corp. sr. unsec.
notes 7 3/8s, 2013	2,560,000	1,766,400

Tenet Healthcare Corp. sr. unsec.
notes 6 1/2s, 2012	590,000	430,700

Tenet Healthcare Corp. sr. unsec.
unsub. notes 6 3/8s, 2011	3,070,000	2,333,200

US Oncology, Inc. company
guaranty 9s, 2012	2,800,000	2,331,000

Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	3,111,000	2,488,800

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	3,150,000	2,882,250

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	690,000	565,800

Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 R	850,000	665,125

		44,462,702
Homebuilding (0.9%)
D.R. Horton, Inc. company
guaranty 8s, 2009	140,000	137,200

D.R. Horton, Inc. company
guaranty sr. unsub. notes 5s, 2009	1,170,000	1,142,213

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Homebuilding cont.
K. Hovnanian Enterprises, Inc.
company guaranty sr. sec.
notes 11 1/2s, 2013	$1,095,000	$837,675

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	1,490,000	745,000

Meritage Homes Corp. sr. notes 7s, 2014	245,000	147,000

Realogy Corp. company
guaranty sr. unsec.
notes 10 1/2s, 2014 R	3,860,000	675,500

Toll Brothers, Inc. company
guaranty sr. unsec.
sub. notes 8 1/4s, 2011	1,005,000	834,150

		4,518,738
Household furniture and appliances (0.1%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	945,000	515,025

		515,025
Lodging/Tourism (0.7%)
FelCor Lodging LP company
guaranty 8 1/2s, 2011 R	955,000	661,338

Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R	450,000	299,250

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	2,445,000	1,833,750

Seminole Hard Rock
Entertainment, Inc. 144A sr. sec.
notes FRN 5.319s, 2014	1,100,000	638,000

		3,432,338
Media (1.5%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	930,000	544,050

Affinion Group, Inc. company
guaranty 10 1/8s, 2013	2,085,000	1,428,225

Affinity Group, Inc.
sr. sub. notes 9s, 2012	1,765,000	1,147,250

Idearc, Inc. company guaranty 8s, 2016	4,145,000	341,963

Liberty Media, LLC sr. notes 5.7s, 2013	680,000	456,243

Liberty Media, LLC sr. unsec.
notes 7 7/8s, 2009	845,000	828,100

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014	1,700,000	1,224,000

Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	2,060,000	762,200

R.H. Donnelley Corp. sr. unsec.
notes 6 7/8s, 2013	6,000	780

R.H. Donnelley Corp. sr. unsec.
unsub. notes 8 7/8s, 2017	28,000	3,640

R.H. Donnelley, Inc. 144A company
guaranty sr. unsec.
notes 11 3/4s, 2015	2,322,000	615,330

		7,351,781
Oil and gas (8.6%)
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	444,000	164,280

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	2,310,000	854,700

Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017	220,000	150,150

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Oil and gas cont.
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	$3,815,000	$3,032,925

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	3,650,000	1,496,500

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	2,015,000	1,511,250

Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	2,360,000	1,227,200

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,730,000	1,185,050

El Paso Natural Gas Co.
debs. 8 5/8s, 2022	765,000	663,783

Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	880,000	607,200

Encore Acquisition Co.
sr. sub. notes 6s, 2015	2,295,000	1,514,700

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	2,495,000	1,746,500

Ferrellgas LP/Finance 144A
sr. notes 6 3/4s, 2014	570,000	399,000

Forest Oil Corp. sr. notes 8s, 2011	3,105,000	2,716,875

Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	2,350,000	1,574,500

Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	1,225,000	875,875

Newfield Exploration Co.
sr. sub. notes 7 1/8s, 2018	860,000	614,900

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	300,000	216,000

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	2,530,000	1,935,450

Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	1,350,000	1,250,424

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	1,990,000	1,522,350

PetroHawk Energy Corp. 144A
sr. unsec. unsub. notes 7 7/8s, 2015	1,640,000	1,156,200

Petroleum Development Corp.
company guaranty sr. unsec.
notes 12s, 2018	1,340,000	917,900

Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	1,920,000	1,238,400

Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	365,000	264,625

Plains Exploration &
Production Co. company
guaranty 7s, 2017	3,065,000	2,053,550

Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	1,555,000	894,125

Quicksilver Resources, Inc.
company guaranty sr. unsec.
notes 8 1/4s, 2015	565,000	364,425

Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	1,870,000	1,290,300

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN
7.508s, 2014	675,000	450,652

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Oil and gas cont.
SandRidge Energy, Inc. company
guaranty unsec.
unsub. notes 8 5/8s, 2015 ‡‡	$1,885,000	$1,196,975

SandRidge Energy, Inc.
sr. notes 8s, 2018	230,000	147,200

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	3,135,000	1,724,250

Whiting Petroleum Corp. company
guaranty 7s, 2014	2,530,000	1,707,750

Williams Cos., Inc. (The)
notes 7 3/4s, 2031	1,225,000	826,875

Williams Cos., Inc. (The)
sr. unsec. notes 7 5/8s, 2019	2,600,000	1,989,000

Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	700,000	626,868

		42,108,707
Publishing (0.7%)
American Media, Inc. sr. unsec.
sub. notes company
guaranty 8 7/8s, 2011	305,000	122,000

American Media, Inc. sr. unsec.
sub. notes company
guaranty Ser. B, 10 1/4s, 2009	2,120,000	901,000

American Media, Inc. 144A company
guaranty sr. unsec.
sub. notes 10 1/4s, 2009	77,083	32,760

American Media, Inc. 144A company
guaranty sr. unsec.
sub. notes 8 7/8s, 2011	11,090	4,436

CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	1,356,600	529,074

Cenveo Corp. 144A company
guaranty sr. unsec.
notes 10 1/2s, 2016	1,110,000	851,925

Dex Media, Inc. disc. notes 9s, 2013	375,000	48,750

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	410,000	274,700

Reader’s Digest Association, Inc.
(The) company guaranty sr. unsec.
sub. notes 9s, 2017	1,980,000	490,050

Vertis, Inc. company guaranty
sr. sec. notes zero %, 2012 F ‡‡	500,000	350,000

		3,604,695
Regional Bells (1.5%)
Cincinnati Bell, Inc. company
guaranty 7s, 2015	1,005,000	716,063

Citizens Communications Co.
notes 9 1/4s, 2011	1,660,000	1,423,450

Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	1,975,000	1,283,750

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	3,555,000	2,932,875

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	1,135,000	726,400

Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015	200,000	170,000

		7,252,538

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Retail (1.1%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	$1,925,000	$789,250

Autonation, Inc. company
guaranty sr. unsec. notes FRN
6.753s, 2013	980,000	622,300

Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	1,355,000	203,250

Burlington Coat Factory
Warehouse Corp. company
guaranty sr. unsec.
notes 11 1/8s, 2014	1,705,000	426,250

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) ‡‡	55,000	5,500

Harry & David Holdings, Inc.
company guaranty 9s, 2013	1,355,000	569,100

Harry & David Holdings, Inc.
company guaranty sr. unsec.
notes FRN 7.81s, 2012	385,000	154,000

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	2,095,000	460,900

Michaels Stores, Inc. company
guaranty 10s, 2014	890,000	280,350

Neiman-Marcus Group, Inc. company
guaranty 9s, 2015 ‡‡	2,885,000	1,226,125

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,690,000	616,850

		5,353,875
Technology (4.0%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	985,000	571,300

Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	5,000	3,100

Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	2,015,000	1,209,000

Avago Technologies Finance company
guaranty 11 7/8s, 2015 (Singapore)	390,000	304,200

Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	855,000	693,619

Avago Technologies Finance company
guaranty FRN 8.31s, 2013 (Singapore)	7,000	5,828

Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)	425,000	361,250

Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	705,000	521,700

Ceridian Corp. 144A sr. unsec.
notes 11 1/4s, 2015	1,605,000	842,625

Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	570,000	411,825

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
notes 8 7/8s, 2014	4,380,000	1,489,200

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	1,385,000	346,250

Freescale Semiconductor, Inc.
company guaranty sr. unsec.
sub. notes 9 1/8s, 2014 ‡‡	10,000	2,050

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	670,000	569,500

CORPORATE BONDS		Principal
AND NOTES (77.4%)* cont.		amount	Value

Technology cont.
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013		$685,000	$619,925

Iron Mountain, Inc. company
guaranty sr. unsec.
sub. notes 8s, 2020		1,430,000	1,108,250

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029		1,225,000	490,000

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)		1,235,000	494,000

Nortel Networks, Ltd. company
guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)		575,000	166,750

Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN
9.003s, 2011 (Canada)		2,415,000	784,875

Nortel Networks, Ltd. 144A
sr. unsecd. notes company
guaranty 10 3/4s, 2016 (Canada)		770,000	223,300

NXP BV/NXP Funding, LLC company
guaranty sr. sec. notes FRN
7.503s, 2013 (Netherlands)		1,455,000	360,113

NXP BV/NXP Funding, LLC sec.
notes 7 7/8s, 2014 (Netherlands)		1,087,000	326,100

Open Solutions, Inc. 144A
sr. sub. notes 9 3/4s, 2015		1,140,000	347,700

Sanmina Corp. company
guaranty sr. unsec.
sub. notes 6 3/4s, 2013		290,000	145,000

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016		1,880,000	846,000

Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)		1,065,000	693,703

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		392,000	227,360

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		4,758,000	3,687,450

SunGard Data Systems, Inc. 144A
sr. unsec. notes 10 5/8s, 2015		960,000	739,200

Travelport LLC company
guaranty 11 7/8s, 2016		495,000	118,800

Travelport LLC company
guaranty 9 7/8s, 2014		1,605,000	561,750

Unisys Corp. sr. unsec.
unsub. notes 12 1/2s, 2016		1,045,000	418,000

			19,689,723
Telecommunications (5.9%)
American Tower Corp.
sr. notes 7 1/2s, 2012		1,020,000	953,700

American Tower Corp. 144A
sr. notes 7s, 2017		705,000	606,300

BCM Ireland Finance Ltd. 144A FRN
9.245s, 2016 (Cayman Islands)	EUR	630,000	498,097

Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		$845,000	833,381

Centennial Communications Corp.
sr. notes 10s, 2013		885,000	889,425

CORPORATE BONDS		Principal
AND NOTES (77.4%)* cont.		amount	Value

Telecommunications cont.
Centennial Communications Corp.
sr. unsec. notes FRN 9.633s, 2013		$420,000	$392,700

Digicel Group, Ltd. 144A
sr. unsec. notes 8 7/8s, 2015 (Jamaica)		1,100,000	566,500

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)		1,375,000	1,017,500

Hawaiian Telcom Communications, Inc.
company guaranty Ser. B, 9 3/4s,
2013 (In default)		10,000	400

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)		3,001,000	2,633,378

Intelsat Bermuda, Ltd. company
guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		4,565,000	3,652,000

Intelsat Intermediate Holding Co.,
Ltd. company guaranty stepped-coupon
zero % (9 1/4s, 2/1/10), 2015
(Bermuda) ††		690,000	465,750

Intelsat Subsidiary Holding Co.,
Ltd. 144A sr. unsec.
notes 8 1/2s, 2013 (Bermuda)		1,275,000	1,090,125

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		2,520,000	1,323,000

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		265,000	127,863

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		3,445,000	2,824,900

Nextel Communications, Inc.
company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		2,805,000	1,122,000

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013		565,000	229,659

Nordic Telephone Co. Holdings ApS
144A sr. sec. bond 8 7/8s, 2016
(Denmark)		455,000	329,875

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		1,020,000	568,650

Sprint Capital Corp. company
guaranty 6 7/8s, 2028		3,560,000	1,744,400

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013		1,235,000	716,300

West Corp. company guaranty 11s, 2016		520,000	223,600

West Corp. company
guaranty 9 1/2s, 2014		1,710,000	906,300

Wind Aquisition Finance SA
notes 9 3/4s, 2015 (Netherlands)	EUR	860,000	863,246

Windstream Corp. company
guaranty 8 5/8s, 2016		$2,895,000	2,258,100

Windstream Corp. company
guaranty 8 1/8s, 2013		2,160,000	1,782,000

			28,619,149
Telephone (0.7%)
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014		3,190,000	2,532,063

iPCS, Inc. company
guaranty sr. sec. notes FRN
5.318s, 2013		680,000	476,000

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Telephone cont.
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	$805,000	$635,950

		3,644,013
Textiles (1.1%)
Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 6.508s, 2014	2,630,000	1,696,350

Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	1,490,000	834,400

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	3,405,000	2,043,000

Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	1,475,000	1,047,250

		5,621,000
Tire and rubber (0.1%)
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	605,000	450,725

		450,725
Utilities and power (7.2%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	670,000	462,300

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	1,557,000	1,358,483

AES Corp. (The) 144A sr. notes
8s, 2020	520,000	332,800

Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012	1,335,000	1,254,900

CMS Energy Corp. sr. notes 8 1/2s, 2011	490,000	466,878

CMS Energy Corp. sr. notes 7 3/4s, 2010	1,190,000	1,136,013

Colorado Interstate Gas Co.
debs. 6.85s, 2037	1,430,000	959,363

Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	555,000	385,725

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	2,180,000	1,656,800

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	755,000	590,788

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	885,000	721,275

Edison Mission Energy sr. unsec.
notes 7.2s, 2019	1,920,000	1,401,600

Edison Mission Energy sr. unsec.
notes 7s, 2017	1,015,000	761,250

El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	705,000	445,913

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	805,000	688,275

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	230,000	174,800

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	1,440,000	1,332,000

Mirant North America, LLC company
guaranty 7 3/8s, 2013	2,960,000	2,560,400

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	935,000	755,013

NRG Energy, Inc. sr. notes 7 3/8s, 2016	6,535,000	5,309,688

Oncor Electric Delivery Co. 144A
1st mtge. sec. bond 5.95s, 2013	1,930,000	1,765,226

Orion Power Holdings, Inc.
sr. unsec. notes 12s, 2010	2,025,000	1,964,250

CORPORATE BONDS	Principal
AND NOTES (77.4%)* cont.	amount	Value

Utilities and power cont.
PNM Resources, Inc. unsec.
unsub. notes 9 1/4s, 2015	$910,000	$714,350

PP&L Electric Utilities Corp. 1st
mtge. sr. sec. bond 7 1/8s, 2013	1,565,000	1,637,276

Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	485,000	480,591

Sierra Pacific Resources
sr. unsec. notes 8 5/8s, 2014	1,940,000	1,798,326

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7.2s, 2011	680,000	633,680

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 7s, 2012	1,165,000	1,084,787

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	140,000	122,028

Tennessee Gas Pipeline Co.
sr. unsec. unsub. debs. 7 1/2s, 2017	610,000	520,012

Tennessee Gas Pipeline Co.
sr. unsec. unsub. debs. 7s, 2028	305,000	218,481

Transcontinental Gas
Pipeline Corp. sr. unsec.
debs. 7 1/4s, 2026	1,055,000	916,883

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	68,000	63,425

Williams Partners LP/ Williams
Partners Finance Corp. sr. unsec.
notes 7 1/4s, 2017	705,000	553,425

		35,227,004

Total corporate bonds and notes (cost $592,857,170)		$378,438,432

SENIOR LOANS (10.1%)* [c]	Principal amount	Value

Automotive (0.3%)

Allison Transmission bank term
loan FRN Ser. B, 4.996s, 2014	$1,462,030	$870,952

Dana Corp. bank term loan FRN
7.167s, 2015	1,087,983	645,536

		1,516,488
Basic materials (1.0%)
Celanese Corp. bank term loan FRN
Ser. B, 5.553s, 2014	590,000	446,714

Domtar Corp. bank term loan FRN
3.553s, 2014 (Canada)	1,015,553	762,793

Georgia-Pacific, LLC bank term
loan FRN Ser. B, 4.299s, 2013	2,378,372	1,824,739

Graphic Packaging Corp. bank term
loan FRN Ser. C, 6.778s, 2014	389,254	300,050

Huntsman International, LLC bank
term loan FRN Ser. B, 3.186s, 2012	1,726,524	1,132,600

NewPage Holding Corp. bank term
loan FRN 7s, 2014	366,438	268,874

Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
3.546s, 2012	436,839	349,835

		5,085,605

SENIOR LOANS (10.1%)* [c] cont.	Principal amount	Value

Broadcasting (0.2%)
Univision Communications, Inc.
bank term loan FRN Ser. B,
3.686s, 2014	$1,850,000	$822,325

		822,325
Cable television (—%)
Cablevision Systems Corp. bank
term loan FRN 4.569s, 2013	178,092	147,420

		147,420
Capital goods (0.8%)
Allied Waste Industries, Inc. bank
term loan FRN 6.82s, 2012	493,039	473,670

Allied Waste Industries, Inc. bank
term loan FRN 2.609s, 2012	689,923	662,819

Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN 3.562s, 2014	38,821	20,353

Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN Ser. B, 5.762s, 2014	742,972	389,530

Manitowoc Co., Inc. (The) bank
term loan FRN Ser. B, 6 1/2s, 2014	920,000	654,120

Sensata Technologies BV bank term
loan FRN 5.257s, 2013 (Netherlands)	354,314	204,085

Sequa Corp. bank term loan FRN
6.354s, 2014	580,142	395,947

Transdigm, Inc. bank term loan FRN
5.21s, 2013	225,000	169,875

Wesco Aircraft Hardware Corp. bank
term loan FRN 7.19s, 2014	570,000	416,100

Wesco Aircraft Hardware Corp. bank
term loan FRN 3.69s, 2013	634,000	486,067

		3,872,566
Communication services (0.8%)
Alltel Communications, Inc. bank
term loan FRN Ser. B2, 5.316s, 2015	1,502,412	1,422,700

Alltel Communications, Inc. bank
term loan FRN Ser. B3, 4.123s, 2015	1,248,693	1,190,161

Charter Communications
Operating, LLC bank term loan FRN
8.77s, 2014	142,031	108,298

Charter Communications, Inc. bank
term loan FRN 5.06s, 2014	288,728	194,049

Mediacom Communications Corp. bank
term loan FRN Ser. C, 2.59s, 2015	1,359,617	931,338

		3,846,546
Consumer cyclicals (1.8%)
CCM Merger, Inc. bank term loan
FRN Ser. B, 5.152s, 2012	629,215	283,147

Cinemark USA, Inc. bank term loan
FRN 3.66s, 2013	345,000	259,736

Citadel Communications bank term
loan FRN Ser. B, 4.277s, 2014	760,000	273,600

Dex Media West, LLC/Dex Media
Finance Co. bank term loan FRN
Ser. B, 7.538s, 2014	400,000	180,000

GateHouse Media, Inc. bank term
loan FRN Ser. B, 4.2s, 2014	822,935	189,275

GateHouse Media, Inc. bank term
loan FRN Ser. DD, 9.076s, 2014	307,065	70,625

Golden Nugget, Inc. bank term loan
FRN Ser. B, 3.43s, 2014	238,636	89,489

SENIOR LOANS (10.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 3.585s, 2014 U	$136,364	$51,136

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 7.708s, 2011	1,423,100	1,088,672

Lear Corp bank term loan FRN
5.02s, 2013	2,156,779	1,002,902

Navistar Financial Corp. bank term
loan FRN 4.913s, 2012	940,000	507,600

Navistar International Corp. bank
term loan FRN 4.686s, 2012	2,585,000	1,395,900

Six Flags Theme Parks bank term
loan FRN 4.344s, 2015	2,506,422	1,538,316

Tribune Co. bank term loan FRN
Ser. B, 6s, 2014	3,524,169	989,703

Tropicana Entertainment bank term
loan FRN Ser. B, 5 1/4s, 2011	1,095,000	296,745

United Components, Inc. bank term
loan FRN Ser. D, 4.39s, 2012	194,222	139,840

Visteon Corp. bank term loan FRN
Ser. B, 7 3/4s, 2013	675,000	214,650

		8,571,336
Consumer staples (0.5%)
Dole Food Co., Inc. bank term loan
FRN Ser. B, 3.671s, 2013	107,470	75,536

Dole Food Co., Inc. bank term loan
FRN Ser. C, 5.174s, 2013	400,402	281,425

Dole Food Co., Inc. bank term loan
FRN Ser. C, 4.689s, 2013	60,635	42,618

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 6.423s, 2014	353,768	238,498

Rental Service Corp. bank term
loan FRN 7.699s, 2013	2,010,000	1,124,762

Rite-Aid Corp. bank term loan FRN
Ser. B, 5.014s, 2014	119,400	80,297

Ticketmaster bank term loan FRN
Ser. B, 6.64s, 2014	485,000	383,150

		2,226,286
Energy (—%)
Enterprise GP Holdings, LP bank
term loan FRN 5.639s, 2014	135,000	109,350

		109,350
Financials (0.1%)
General Growth Properties, Inc.
bank term loan FRN Ser. A, 2.92s, 2010 R	125,000	26,500

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 5.238s, 2014	457,700	208,908

		235,408
Gaming and lottery (0.1%)
Isle of Capri Casinos, Inc. bank
term loan FRN 5.512s, 2014	612,509	378,735

Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 5.512s, 2014	191,819	118,608

Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 5.512s, 2014	245,004	151,494

		648,837
Health care (2.1%)
Bausch & Lomb, Inc. bank term loan
FRN Ser. B, 7.012s, 2015	1,471,844	1,059,727

Bausch & Lomb, Inc. bank term loan
FRN Ser. DD, 7.012s, 2015 U	370,741	266,934

Biomet, Inc. bank term loan FRN
Ser. B, 6.762s, 2015	1,049,699	851,896

SENIOR LOANS (10.1%)* [c] cont.	Principal amount	Value

Health care cont.
Community Health Systems, Inc.
bank term loan FRN Ser. B,
4.394s, 2014	$1,591,051	$1,165,197

Community Health Systems, Inc.
bank term loan FRN Ser. DD,
0 1/2s, 2014 U	83,236	60,958

Fenwal Controls of Japan, LTD.
bank term loan FRN 4.444s, 2014 (Japan)	2,151,091	1,365,943

Fenwal Controls of Japan, LTD.
bank term loan FRN Ser. DD,
4.848s, 2014 (Japan)	339,178	215,378

Health Management Associates, Inc.
bank term loan FRN 5.512s, 2014	1,735,474	1,161,322

Healthsouth Corp. bank term loan
FRN Ser. B, 4.27s, 2013	1,516,630	1,188,870

Hologic, Inc. bank term loan FRN
Ser. B, 4 7/8s, 2013	300,313	261,272

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
8.758s, 2014	2,357,784	1,355,726

Surgical Care Affiliates, Inc.
bank term loan FRN Ser. B,
5.762s, 2015	500,000	290,000

United Surgical Partners
International, Inc. bank term
loan FRN 4.457s, 2014	1,289,530	818,852

		10,062,075
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN
2.3s, 2013 R	253,458	144,946

Realogy Corp. bank term loan FRN
Ser. B, 5.706s, 2013 R	941,417	538,373

		683,319
Media (0.1%)
Idearc, Inc. bank term loan FRN
Ser. B, 5.67s, 2014	1,066,432	345,829

		345,829
Oil and gas (0.1%)
Quicksilver Resources, Inc. bank
term loan FRN 7 3/4s, 2013	421,875	303,750

Targa Resources, Inc. bank term
loan FRN 5.97s, 2012	275,375	196,434

Targa Resources, Inc. bank term
loan FRN 3.637s, 2012	156,348	111,528

		611,712
Retail (0.1%)
Michaels Stores, Inc. bank term
loan FRN Ser. B, 4.055s, 2013	778,090	381,264

		381,264
Technology (0.4%)
Compucom Systems, Inc. bank term
loan FRN 6.68s, 2014	649,250	454,475

First Data Corp. bank term loan
FRN Ser. B1, 4.345s, 2014	1,214,242	821,131

First Data Corp. bank term loan
FRN Ser. B3, 5.982s, 2014	277,362	187,219

Flextronics International, Ltd.
bank term loan FRN Ser. B,
7.069s, 2014 (Singapore)	226,507	152,514

Flextronics International, Ltd.
bank term loan FRN Ser. B,
6.155s, 2014 (Singapore)	788,243	530,750

		2,146,089

SENIOR LOANS (10.1%)* [c] cont.	Principal amount	Value

Telephone (—%)
Cricket Communications, Inc. bank
term loan FRN Ser. B, 7.262s, 2013	$31,756	$25,901

		25,901
Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 2.9s, 2010	2,960,000	1,850,000

		1,850,000
Transportation (—%)
UAL Corp. bank term loan FRN
Ser. B, 3.438s, 2014	67,219	31,055

		31,055
Utilities and power (1.2%)
Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 5.547s, 2014	5,630,074	3,805,930

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 5.283s, 2014	3,276,900	2,211,088

		6,017,018

Total senior loans (cost $76,202,548)		$49,236,429

CONVERTIBLE BONDS	Principal
AND NOTES (1.6%)*	amount	Value

Acquicor Technology, Inc.
144A cv. notes 8s, 2011	$822,000	$287,700

Advanced Micro
Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	1,025,000	381,813

Chiquita Brands
International cv. sr. unsec.
notes 4 1/4s, 2016	665,000	457,587

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012	855,000	453,150

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 R	1,425,000	110,438

Jazz Technologies, Inc. cv. company
guaranty 8s, 2011	20,000	7,000

Lamar Advertising Co. cv. sr. unsec.
unsub. notes Ser. B, 2 7/8s, 2010	1,015,000	767,594

Level 3 Communications, Inc. cv.
sr. notes 3 1/2s, 2012	995,000	379,344

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	3,212,000	1,565,850

NII Holdings, Inc. cv. unsec.
notes 3 1/8s, 2012	175,000	96,906

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	1,298,000	718,768

Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	2,155,000	1,222,963

Transocean, Inc. cv. sr. unsec.
notes Ser. C, 1 1/2s, 2037	1,070,000	802,500

Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036	1,310,000	646,813

Total convertible bonds and notes (cost $12,436,113)		$7,898,426

ASSET-BACKED	Principal
SECURITIES (0.3%)*	amount	Value

Neon Capital, Ltd. 144A
limited recourse sec.
notes Ser. 95, 2.319s, 2013
(Cayman Islands) F g	$3,901,050	$631,541
limited recourse sec.
notes Ser. 97, 1.105s, 2013
(Cayman Islands) F g	6,684,836	938,203

Total asset-backed securities (cost $2,040,547)		$1,569,744

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (0.2%)*	amount	Value

DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031	$1,581,791	$506,173

GE Capital Commercial
Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	1,025,000	153,750

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (0.2%)* cont.	amount	Value

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)	$1,000,000	$100,000
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)	365,000	32,850
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)	165,000	13,200

Total collateralized mortgage obligations
(cost $3,123,108)		$805,973

FOREIGN GOVERNMENT	Principal
BONDS AND NOTES (0.1%)*	amount	Value

Argentina (Republic of) bonds FRB
3s, 2013	$2,000,000	$558,000

Total foreign government bonds and notes
(cost $1,021,034)		$558,000

SHORT-TERM INVESTMENTS (7.7%)*	Shares	Value

Federated Prime Obligations Fund	37,558,671	$37,558,671

Total short-term investments (cost $37,558,671)		$37,558,671

TOTAL INVESTMENTS
Total investments (cost $725,239,191)		$476,065,675

Key to holding’s currency abbreviations

EUR	Euro

* Percentages indicated are based on net assets of $489,003,541.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at November 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

R Real Estate Investment Trust.

U These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At November 30, 2008, liquid assets totaling $7,865,302 have been designated as collateral for open swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at November 30, 2008.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/08 (aggregate face value $1,718,764)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Canadian Dollar	$487,395	$558,928	1/21/09	$(71,533)

Euro	1,096,900	1,159,836	12/17/08	(62,936)

Total				$(134,469)

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/08

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$5,178,358	$5,878,129	12/17/08	$699,771

Total				$699,771

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/08							Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	$—		$440,000		12/20/08	550 bp	$(4,024)

Nalco Co., 7.75%, 11/15/11	B1	—		400,000		9/20/12	350 bp	(36,114)

Visteon Corp., 7%, 3/10/14	—	(179,297)		675,000		9/20/13	(500 bp)	342,045

Citibank, N.A.
Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	—		440,000		12/20/08	725 bp	(2,003)

Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	—		440,000		12/20/08	800 bp	(1,137)

Abitibibowater Inc., 6 1/2%, 6/15/13	Caa2	—		440,000		12/20/08	825 bp	(848)

Lear Corp., T/L Bank Loan	—	—		370,000	F	6/20/13	(225 bp)	79,500

Lear Corp., T/L Bank Loan	B2	—		370,000	F	6/20/13	700 bp	(56,713)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		320,000		6/20/13	585 bp	(112,338)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		255,000		3/20/09	275 bp	(10,825)

Wind Acquisition Finance SA, 9 3/4%,	—	—	EUR	153,000		3/20/13	(495 bp)	4,972
12/1/15
Credit Suisse International
Advanced Micro Devices, Inc., 7 3/4%,	B3	—		$495,000		6/20/09	165 bp	(63,499)
11/1/12

Harrahs Operating Co. Inc., 5 5/8%, 6/1/15	Caa3	—		790,000		3/20/09	600 bp	(65,723)

Deutsche Bank AG
Nalco Co., 7.75%, 11/15/11	B1	—		370,000		12/20/12	363 bp	(34,388)

Sungard Data Systems, Inc., 9 1/8%, 8/15/13	B3	—		930,000		12/20/13	585 bp	(87,371)

Goldman Sachs International
Wind Acquisition Finance SA, 9 3/4%,	—	—	EUR	340,000		12/20/10	(340 bp)	13,227
12/1/15

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—		$255,000	F	6/20/12	230 bp	(209,984)

Jefferson Smurfit Corp., 7.5%, 6/1/13	B3	—		115,000		3/20/13	685 bp	(68,269)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—		255,000		6/20/13	595 bp	(88,926)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices, Inc., 7 3/4%,	B3	—		50,000		6/20/09	190 bp	(6,664)
11/1/12

Nalco Co., 7.75%, 11/15/11	B1	—		405,000		9/20/12	330 bp	(31,855)

Nalco Co., 7.75%, 11/15/11	B1	—		530,000		3/20/13	460 bp	(25,967)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—		1,270,000		9/20/13	(760 bp)	145,742

Total								$(321,162)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represents the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at November 30, 2008.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on securities valuation inputs.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$37,558,671	$—

Level 2	436,580,708	244,140

Level 3	1,926,296	—

Total	$476,065,675	$244,140

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of November 30, 2008:

	Investment in securities	Other financial instruments

Balance as of November 30, 2007	$3,366,136	$—

Accrued discounts/premiums	3,530	—

Realized Gain / Loss	—	—

Change in net unrealized appreciation (depreciation)	(1,793,370)	—

Net Purchases / Sales	350,000	—

Net Transfers in and/or out of Level 3	—	—

Balance as of November 30, 2008	$1,926,296	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $725,239,191)	$476,065,675

Cash	2,007,432

Interest and other receivables	14,211,012

Receivable for shares of the fund sold	1,046,961

Receivable from Manager (Note 2)	6,382

Receivable for receivable purchase agreement (Note 2)	1,282,159

Unrealized appreciation on swap contracts (Note 1)	585,486

Receivable for open forward currency contracts (Note 1)	699,771

Receivable for closed forward currency contracts (Note 1)	73,223

Receivable for open swap contracts (Note 1)	2,347,443

Receivable for closed swap contracts (Note 1)	2,694,367

Premium paid on swap contracts (Note 1)	179,297

Total assets	501,199,208

LIABILITIES

Payable for securities purchased	6,208,022

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	322,064

Payable for shares of the fund repurchased	2,685,101

Payable for compensation of Manager (Notes 2 and 5)	997,363

Payable for investor servicing fees (Note 2)	70,147

Payable for Trustee compensation and expenses (Note 2)	183,931

Payable for administrative services (Note 2)	2,235

Payable for distribution fees (Note 2)	210,711

Payable for open forward currency contracts (Note 1)	134,469

Payable for closed forward currency contracts (Note 1)	38

Payable for closed swap contracts (Note 1)	343,962

Unrealized depreciation on swap contracts (Note 1)	906,648

Other accrued expenses	130,976

Total liabilities	12,195,667

Net assets	$489,003,541

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,538,833,789

Undistributed net investment income (Note 1)	6,843,120

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(809,015,959)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(247,657,409)

Total — Representing net assets applicable to capital
shares outstanding	$489,003,541

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($292,694,044 divided by 72,307,059 shares)	$4.05

Offering price per class A share (100/96.00 of $4.05)*	$4.22

Net asset value and offering price per class B share
($6,036,445 divided by 1,512,962 shares)**	$3.99

Net asset value and offering price per class C share
($684,139 divided by 171,708 shares)**	$3.98

Net asset value and redemption price per class M share
($155,249,070 divided by 38,315,566 shares)	$4.05

Offering price per class M share (100/96.75 of $4.05)***	$4.19

Net asset value, offering price and redemption price per
class R share ($679,842 divided by 167,714 shares)	$4.05

Net asset value, offering price and redemption price per
class Y share ($33,660,001 divided by 8,107,413 shares)	$4.15

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34

Statement of operations Year ended 11/30/08

INVESTMENT INCOME

Interest (net of foreign tax of $2,658 and including interest income
from investments in affiliated issuers of $873,621) (Note 5)	$57,706,484

Securities lending	130,976

Total investment income	57,837,460

EXPENSES

Compensation of Manager (Note 2)	4,483,997

Investor servicing fees (Note 2)	803,023

Custodian fees (Note 2)	24,738

Trustee compensation and expenses (Note 2)	42,950

Administrative services (Note 2)	29,945

Distribution fees — Class A (Note 2)	938,405

Distribution fees — Class B (Note 2)	94,788

Distribution fees — Class C (Note 2)	7,931

Distribution fees — Class M (Note 2)	1,179,521

Distribution fees — Class R (Note 2)	895

Other	419,887

Non-recurring costs (Notes 2 and 8)	921

Costs assumed by Manager (Notes 2 and 8)	(921)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(144,444)

Total expenses	7,881,636

Expense reduction (Note 2)	(127,602)

Net expenses	7,754,034

Net investment income	50,083,426

Net realized loss on investments (Notes 1 and 3)	(29,845,409)

Net realized gain on swap contracts (Note 1)	6,272,355

Net realized loss on foreign currency transactions (Note 1)	(339,541)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	950,683

Net unrealized depreciation of investments and swap
contracts during the year	(220,874,459)

Net loss on investments	(243,836,371)

Net decrease in net assets resulting from operations	$(193,752,945)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	11/30/08	11/30/07

Operations:

Net investment income	$50,083,426	$52,898,765

Net realized gain (loss) on investments and
foreign currency transactions	(23,912,595)	36,748,123

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(219,923,776)	(55,824,200)

Net increase (decrease) in net assets
resulting from operations	(193,752,945)	33,822,688

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(30,111,585)	(29,750,825)

Class B	(699,500)	(909,127)

Class C	(59,660)	(10,650)

Class M	(18,631,132)	(22,018,330)

Class R	(15,384)	(47)

Class Y	(3,458,029)	(1,415,231)

Redemption fees (Note 1)	36,189	26,436

Increase (decrease) from capital share
transactions (Note 4)	23,515,661	(77,684,006)

Total decrease in net assets	(223,176,385)	(97,939,092)

NET ASSETS

Beginning of year	712,179,926	810,119,018

End of year (including undistributed net
investment income of $6,843,120 and
$8,202,215, respectively)	$489,003,541	$712,179,926

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,b]	on investments	operations	investment income	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [b,e]	net assets (%) [b]	turnover (%)

Class A
November 30, 2008	$6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	$4.05	(27.33)	$292,694	1.10	7.63	33.57
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	6.05	4.50	373,890	1.08	7.04	47.50
November 30, 2006	5.97	.45 [f]	.22	.67	(.42)	(.42)	—	6.22	11.71	433,782	1.04 [f]	7.41 [f]	45.62
November 30, 2005	6.16	.43	(.21)	.22	(.41)	(.41)	—	5.97	3.67	440,780	1.04	7.07	33.37
November 30, 2004	5.88	.43	.29	.72	(.44)	(.44)	—	6.16	12.72	484,372	1.07	7.22	53.33

Class B
November 30, 2008	$5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	$3.99	(27.84)	$6,036	1.85	6.86	33.57
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	5.96	3.58	11,407	1.83	6.29	47.50
November 30, 2006	5.89	.39 [f]	.23	.62	(.37)	(.37)	—	6.14	10.98	16,530	1.79 [f]	6.69 [f]	45.62
November 30, 2005	6.08	.38	(.21)	.17	(.36)	(.36)	—	5.89	2.91	46,602	1.79	6.30	33.37
November 30, 2004	5.81	.38	.28	.66	(.39)	(.39)	—	6.08	11.84	123,263	1.82	6.50	53.33

Class C
November 30, 2008	$5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	$3.98	(27.87)	$684	1.85	6.78	33.57
November 30, 2007 †	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	5.95	(1.11) *	776	1.23 *	4.29 *	47.50

Class M
November 30, 2008	$6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	$4.05	(27.50)	$155,249	1.35	7.36	33.57
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	6.05	4.11	275,959	1.33	6.79	47.50
November 30, 2006	5.98	.43 [f]	.23	.66	(.41)	(.41)	—	6.23	11.47	349,881	1.29 [f]	7.17 [f]	45.62
November 30, 2005	6.17	.41	(.20)	.21	(.40)	(.40)	—	5.98	3.46	430,521	1.29	6.82	33.37
November 30, 2004	5.89	.42	.29	.71	(.43)	(.43)	—	6.17	12.47	573,455	1.32	6.98	53.33

Class R
November 30, 2008	$6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	$4.05	(27.46)	$680	1.35	8.31	33.57
November 30, 2007 †	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	6.05	(.57) *	1	.89 *	4.62 *	47.50

Class Y
November 30, 2008	$6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	$4.15	(27.21)	$33,660.85		7.94	33.57
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	6.19	4.78	50,146.83		7.27	47.50
November 30, 2006	6.08	.47 [f]	.23	.70	(.43)	(.43)	—	6.35	12.05	9,925	.79 [f]	7.63 [f]	45.62
November 30, 2005	6.27	.45	(.22)	.23	(.42)	(.42)	—	6.08	3.80	20,411.79		7.31	33.37
November 30, 2004	5.97	.45	.30	.75	(.45)	(.45)	—	6.27	13.09	26,684.82		7.46	53.33

* Not annualized.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

November 30, 2008	0.02%

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 11/30/08

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the “fund”), A Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. At November 30, 2008, the fund had no securities out on loan.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2008, the fund had a capital loss carryover of $804,765,169 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$265,227,969	November 30, 2009

309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, income on swap contracts and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2008, the fund reclassified $1,532,769 to increase undistributed net investment income and $217,447,844 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $215,915,075.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2008 were as follows:

Unrealized appreciation	$973,200
Unrealized depreciation	(250,176,584)

Net unrealized depreciation	(249,203,384)
Undistributed ordinary income	7,087,258
Capital loss carryforward	(804,765,169)

Cost for federal income tax purposes	$725,269,059

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended November 30, 2008, Putnam Management waived $113,552 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the year ended November 30, 2008, Putnam Management has assumed $921 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $4,975,120 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2008, the fund incurred $787,958 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended November 30, 2008, the fund’s expenses were reduced by $127,602 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $481, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of

Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,894 and $181 from the sale of class A and class M shares, respectively, and received $9,741 and $58 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $226,252,051 and $204,365,995, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/08		Year ended 11/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	27,260,133	$154,948,900	6,657,394	$41,691,671

Shares issued in	4,011,079	21,807,632	3,264,887	20,282,418
connection with
reinvestment of
distributions

	31,271,212	176,756,532	9,922,281	61,974,089

Shares	(20,811,101)	(112,787,499)	(17,826,794)	(111,094,320)
repurchased

Net increase	10,460,111	$63,969,033	(7,904,513)	$(49,120,231)
(decrease)

	Year ended 11/30/08		Year ended 11/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	461,800	$2,543,879	623,777	$3,860,080

Shares issued in	78,751	427,580	87,650	537,459
connection with
reinvestment of
distributions

	540,551	2,971,459	711,427	4,397,539

Shares	(941,326)	(5,139,601)	(1,491,696)	(9,176,467)
repurchased

Net decrease	(400,775)	$(2,168,142)	(780,269)	$(4,778,928)

			For the period 3/30/07
			(commencement of
	Year ended 11/30/08		operations) to 11/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	312,222	$1,698,873	129,629	$788,774

Shares issued in	9,330	50,490	1,572	9,443
connection with
reinvestment of
distributions

	321,552	1,749,363	131,201	798,217

Shares	(280,234)	(1,587,892)	(811)	(4,921)
repurchased

Net increase	41,318	$161,471	130,390	$793,296

	Year ended 11/30/08		Year ended 11/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	1,526,458	$8,511,796	157,121	$982,853

Shares issued in	60,255	331,789	60,425	375,908
connection with
reinvestment of
distributions

	1,586,713	8,843,585	217,546	1,358,761

Shares	(8,871,387)	(48,682,080)	(10,798,558)	(67,709,447)
repurchased

Net decrease	(7,284,674)	$(39,838,495)	(10,581,012)	$(66,350,686)

			For the period 3/30/07
			(commencement of
	Year ended 11/30/08		operations) to 11/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	195,256	$1,022,712	234	$1,477

Shares issued in	3,262	15,384	8	42
connection with
reinvestment of
distributions

	198,518	1,038,096	242	1,519

Shares	(31,046)	(158,199)	—	—
repurchased

Net increase	167,472	$879,897	242	$1,519

	Year ended 11/30/08		Year ended 11/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,494,344	$37,360,347	7,462,360	$47,563,901

Shares issued in	619,059	3,458,029	223,019	1,406,702
connection with
reinvestment of
distributions

	7,113,403	40,818,376	7,685,379	48,970,603

Shares	(7,113,250)	(40,306,479)	(1,141,109)	(7,199,579)
repurchased

Net increase	153	$511,897	6,544,270	$41,771,024

At November 30, 2008, Putnam Investments, LLC owned 178 class R shares of the fund (0.1% of class R shares outstanding), valued at $721.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2008, management fees paid were reduced by $30,892 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $873,621 for the year ended November 30, 2008. During the year ended November 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $155,288,888 and $195,269,387, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of November 30, 2008, the fund had unfunded loan commitments of $322,442, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
Bausch & Lomb, Inc.	$148,297

Community Health Systems, Inc.	83,236

Golden Nugget, Inc.	90,909

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 10: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector, as reflected in the fund’s portfolio, expose investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

For the tax year ended November 30, 2008, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $48,269,838 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk, Assistant
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Utilities Growth and Income Fund

Value funds
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies FundPutnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited

Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Investment Sub-Manager	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
KPMG LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Kenneth R. Leibler	Vice President and BSA Compliance Officer
George Putnam, III
Robert L. Reynolds	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN032 254565 1/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2008	$75,475	$--	$4,200	$-
November 30, 2007	$69,650	$--	$3,800	$-

For the fiscal years ended November 30, 2008 and November 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $72,933 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

November 30, 2008	$ -	$ -	$ -	$ -
November 30, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2009